UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2005

STEN Corporation

   (Exact name of Registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

0-18785                                                           41-1391803

(Commission File Number)                                    (I.R.S. Employer

                                                                                  Identification No.)

13828 Lincoln Street NE

Ham Lake, Minnesota 55304

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (763) 755-9516

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 3-8 are not applicable and therefore omitted.

Item  1.01

Entry into a Material Definitive Agreement.

Item 2.01

Completion of Acquisition or Disposition of Assets.

On June 30, 2005, STEN Corporation (the “Company”) and its wholly-owned subsidiary, LifeSafe Services, Inc. (“LifeSafe”) completed the sale to Life Safe Services, LLC (the “Buyer”) of assets relating to the LifeSafe business of selling and servicing the LifeSafe and LifeKit product lines (the “Business”).  Life Safe Services, LLC is controlled by Patrick Hoene and Christine Hoene.  The sale was made pursuant to an Asset Purchase Agreement dated June 30, 2005 by and among the Company, LifeSafe and the Buyer, attached hereto as Exhibit 10.1.  The consideration for the sale was determined through arm’s-length negotiations between the Company and the Buyer.  Other than in respect of the transaction, there are no material relationships between the Buyer and either the Company or LifeSafe, or any director or officer of the Company or LifeSafe.

The purchase price for the assets was $3,150,000 plus the assumption by the Buyer of certain liabilities associated with the Business, subject to downward adjustment if the working capital of the Business is less than $730,000 on June 30, 2005. The Company will pay any adjustment to the purchase price, as a result of working capital, in cash within 15 days of the parties’ determination of such amount. Of the total purchase price, $2,450,000 was paid in cash at closing and $700,000 was paid by delivery of a subordinated promissory note (the “Note”) personally guaranteed by Patrick Hoene and Christine Hoene. A copy of the Note is attached hereto as Exhibit 10.2 and a copy of the Guaranty by Patrick Hoene and Christine Hoene is attached hereto as Exhibit 10.3.  The Note bears interest at a rate of 7.25% per annum.  The Note calls for payments of interest only for the first twelve months, interest and principal based upon a sixty month amortization schedule for months 13 to 42 and a balloon payment of all remaining outstanding interest and principal at the end of month 42.  The Company’s rights under the Note are subordinate to those of the Buyer’s senior lender.

Additionally, in connection with the closing of the sale, each of the Company and LifeSafe entered into a Non-Competition and Non-Solicitation Agreement, attached hereto as Exhibit 10.4, prohibiting either of them from competing with the Business during the period the Note remains current and outstanding, plus a period of two years following the final payment of the Note.

Following the completion of the sale of the Business, the Company paid in full the remaining balances on its indebtedness relating to the Business, including $93,953 to the former owner of the LifeKit portion of the Business and $167,355 to Barry Medical Corporation, the former owner of the Connecticut portion of the Business.

On July 1, 2005, the Company issued a press release attached hereto as Exhibit 99.1 regarding the transactions contemplated by the Asset Purchase Agreement.

Item  9.01

Financial Statements And Exhibits.

(a)

Financial Statements of Business Acquired.

Not applicable.

(b)

Pro Forma Financial Information.

Attached hereto is the following pro forma financial information:

(i)

Description of Unaudited Pro Forma Combined Financial Information.

(ii)

Pro Forma Unaudited Combined Balance Sheet at March 31, 2005.

(iii)

Pro Forma Unaudited Combined Statements of Operations for the six months ended March 31, 2005 and for the year ended September 30, 2004.

(iv)

Notes to Unaudited Pro Forma Combined Financial Information.

(c)

Exhibits

0.1

Asset Purchase Agreement dated June 30, 2005 by and among STEN Corporation, LifeSafe Services, Inc. and Life Safe Services, LLC.

0.2

Subordinated Promissory Note dated June 30, 2005 in the principal amount of $700,000 made by Life Safe Services, LLC to STEN Corporation.

0.3

Guaranty dated June 30, 2005 by Patrick Hoene and Christine Hoene in favor of STEN Corporation.

0.4

Non-Competition and Non-Solicitation Agreement dated June 30, 2005 by and among STEN Corporation, LifeSafe Services, Inc. and Life Safe Services, LLC.

99.1

Press Release issued on July 1, 2005 by STEN Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STEN CORPORATION

By:  /s/ Mark Buckrey

Mark Buckrey

Chief Financial Officer

Dated:   July 7, 2005

9.01(b)(i)

Description of Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined balance sheet as of March 31, 2005 presents the financial position of STEN Incorporated (the “Company”) assuming the sale by the Company and its wholly-owned subsidiary, LifeSafe Services, Inc. (“LifeSafe”), of assets relating to the LifeSafe business of selling and servicing the LifeSafe and Life Kit product lines to Life Safe Services, LLC on June 30, 2005 and the assumption of certain liabilities by Life Safe Services, LLC relating to the assets sold and the effects of the Asset Purchase Agreement entered into between the Company, LifeSafe and Life Safe Services, LLC (the “Transaction”) had been completed on that date.

The following unaudited pro forma combined statements of operations for the six months ended March 31, 2005 and for the year ended September 30, 2004 presents the Company’s results of operations assuming that the Transaction had been completed on October 1, 2003, the first day of the Company’s fiscal year ended September 30, 2004.  In the opinion of management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the Transaction on the historical financial information of the Company.

The adjustments set forth in the “Pro Forma Adjustments” column of the unaudited pro forma combined financial statements are described in the Notes to Unaudited Pro Forma Combined Financial Information.

The unaudited pro forma statements for the periods presented do not purport to represent what the Company’s results of operations or financial position actually would have been had the Transaction occurred on the dates noted above, or to project the Company’s results of operations for any future periods.  The pro forma results do not reflect any adjustment to sales resulting from the future performance of the product lines in the hands of LifeSafe Services, LLC or any adjustment to the purchase price based upon future performance of the product lines sold in the hands of Life Safe Services, LLC.  The pro forma adjustments are based on available information, including estimates.  The unaudited pro forma combined financial statements should be read in conjunction with the historical combined financial statements and related notes thereto of the Company included in its Annual Report filed on Form 10-KSB for the fiscal year ended September 30, 2004.

				9.01(b)(ii)
STEN CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
MARCH 31, 2005

	STEN
	Historical	Pro Forma		Pro Forma
	March 31, 2005	Adjustments		Combined

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$277,174	$2,450,000	(A)	$2,214,866
		49,000	(C)
		(261,308)	(F)
Accounts receivable, net	1,147,089	(532,710)	(A)	614,379
Reserve for working capital requirement		(150,000)	(A)(G)	(150,000)
Current portion of note receivable	341,250	0		341,250
Inventories, net	873,404	(205,319)	(A)	668,085
Deferred income taxes	128,400	0		128,400
Other current assets	357,205	(22,836)	(A)	334,369
Total Current Assets	3,124,522	1,326,827		4,451,349

PROPERTY AND EQUIPMENT, NET	5,474,969	(2,014,486)	(A)	3,460,483

OTHER ASSETS
Note receivable, net of current portion	166,667	700,000	(A)(D)	866,667
Intangible assets, net	1,500,629	(1,182,024)	(A)	318,605
Assets of discontinued business held for sale	722,856	0		722,856
Goodwill	72,745	(60,198)	(A)	12,547
Cash surrender value of life insurance, net	46,749	0		46,749
Total of Other Assets	2,509,646	(542,222)		1,967,424

TOTAL ASSETS	$11,109,137	$(1,229,881)		$9,879,256

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Line of Credit, bank	$550,000	$0		$550,000
Current portion of long-term debt	188,343	(93,953)	(F)	94,390
Accounts payable	493,073	(10,141)	(A)	482,932
Accrued payroll and related taxes	128,005	0		128,005
Deferred revenue and service cost liability	769,679	(769,679)	(A)	0
Other accrued expenses	119,803	110,568	(A)	125,071
		(105,300)	(B)
Liabilities of discontinued business	604,110	0		604,110
Total Current Liabilities	2,853,013	(868,337)		1,984,676

LONG-TERM LIABILITIES
Long-term debt, net of current portion	925,057	(167,355)	(F)	757,702
Deferred income taxes	117,000	0		117,000
Total Liabilities	3,895,070	(1,031,960)		2,863,110

STOCKHOLDERS’ EQUITY (DEFICIT)
Common Stock	17,148	0		17,148
Additional paid in capital	3,209,427	0		3,209,427
Retained earnings	3,987,492	(348,321)	(E)	3,793,471
	-	49,000	(C)
	-	105,300	(B)
Total Stockholders’ Equity (deficit)	7,214,067	(194,021)		7,020,046
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY (DEFICIT)	$11,109,137	$(1,229,881)		$9,879,256

See accompanying Pro forma adjustments

9.01(b)(iii)
STEN CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2005

	STEN	(E)
	Corporation	Sale of
	Historical	LifeSafe	Pro Forma
	March 31, 2005	Division	Adjustments		Pro Forma

Sales, net	$5,297,111	$(1,487,443)	$0		$3,809,668

Cost of Goods Sold	4,293,830	(800,314)	0		3,493,516

Gross Profit	1,003,281	(687,129)	0		316,152

Selling, general and administrative expenses	932,809	(623,642)	0		309,167

Income from Operations	70,472	63,487	0		6,985

Other income (expense)
Interest expense	(25,131)	(8,906)	0		(16,225)
Investment income	13,864	0	49,000	(C)	62,864
Net Other Income (Expense)	(11,267)	(8,906)	49,000		46,639

Income from continuing operations before taxes	59,205	54,581	49,000		53,354

Provision for income taxes	22,007	19,103	17,500	(B)	20,404

Income from continuing operations	37,198	35,478	31,500		32,950

Income from discontinued operations (including a gain on disposal of $1,604,258)	1,425,160	0	0		1,425,160

Loss on sale of discontinued operations of LifeSafe business	0	0	(348,821)	(A)	(348,821)

Provision for (benefit from) income taxes from discontinued operations	587,774	0	(122,800)	(B)	(464,974)

Income (loss) from discontinued operations	837,386	0	(226,021)		611,365

Net Income (Loss)	$874,584	$35,478	$(194,451)		$644,315

Income from continuing operations per share
Basic	$.02	$.02	$.01		$.03
Diluted	$.02	$.02	$.01		$.03

Income (loss) from discontinued operations per share
Basic	$.49	N/A	$(.13)		$.36
Diluted	$.45	N/A	$(.12)		$.33

Net income (loss)per share
Basic	$.51	$.02	$(.12)		$.37
Diluted	$.47	$.02	$(.11)		$.34

Weighted average common and common equivalent shares outstanding
Basic	1,726,826	1,726,826	1,726,826		1,726,826
Diluted	1,851,627	1,851,627	1,851,627		1,851,627

See accompanying Pro forma adjustments

STEN CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

	STEN
	Corporation	(E)
	Historical	Sale of
	September 30,	LifeSafe	Pro Forma
	2004	Division	Adjustments		Pro Forma

Sales, net	$12,140,643	$(1,620,776)	$0		$10,519,867

Cost of goods sold	7,781,233	(432,864)	0		7,348,369

Gross Profit	4,359,410	(1,187,912)	0		3,171,498

Selling, general and administrative expenses	3,852,302	(815,655)	0		3,036,647

Income from Operations	507,108	372,257	0		134,851

Other income (expenses)
Interest expense	(227,386)	(53,608)	0		(173,778)
Investment income	6,139	0	99,000	(C)	105,139
Gain on sale of assets	650	0	0		650
Net Other Income (Expense)	(220,597)	(53,608)	99,000		(67,989)

Income from continuing operations before taxes	286,511	318,649	99,000		66,862

Provision for income taxes	88,600	88,600	0		0

Income from continuing operations	197,911	230,049	99,000		66,862

Loss on sale of discontinued operations of LifeSafe business	0	0	(348,821)	(A)	(348,821)

Provision for (benefit from income taxes from discontinued operations	0	0	(92,220)	(B)	(92,220)

Loss from discontinued operations	0	0	(256,601)		(256,601)

Net Income (Loss)	$197,911	$230,049	$(157,601)		$(189,739)

Income from continuing operations per share
Basic	$.11	$(.13)	$.06		$.04
Diluted	$.11	$(.13)	$.06		$.04

Loss from discontinued operations per share
Basic	N/A	N/A	$(.15)		$(.15)
Diluted	N/A	N/A	$(.14)		$(.14)

Net income per share (Loss)
Basic	$.11	$(.13)	$(.09)		$(.11)
Diluted	$.11	$(.13)	$(.08)		$(.10)

Weighted average common and common equivalent shares outstanding
Basic	1,737,997	1,737,997	1,737,997		1,737,997
Diluted	1,859,551	1,859,551	1,859,551		1,859,551

See accompanying Pro forma adjustments

                                                                                                                                                                                                    9.01(b)(iv)

Pro Forma adjustments:

A.

This column shows the asset allocation of the sale of the LifeSafe Services division to LifeSafe Services LLC:

Purchase price - cash	$2,450,000
Purchase price - note receivable	700,000
Reserve related to working Capital requirement	(150,000)
Accounts receivable	(532,710)
Finished goods inventory	(205,319)
Prepaids	(22,836)
Property and equipment, net	(2,014,486)
Intangible assets, net	(1,182,024)
Goodwill	(60,198)
Deferred revenue	769,679
Accounts payable	10,141
Other accrued expenses	(110,568)
Loss on sale of discontinued operations of LifeSafe division	$(348,821)

B.

To record an income tax benefit based on the loss on the sale of emergency oxygen service business net of continued expenses.

C.

To record investment income on proceeds from the sale of the emergency oxygen service business.  Estimated investment income of $49,000 and $99,000 based on 2% interest earned on cash balances plus 7.25% earned on the note for the six months ended March 31, 2005 and the year ended September 30, 2004, respectively.

D.

To record a $700,000 note receivable due from LifeSafe Services LLC, pursuant to sale of the emergency oxygen service business.  The unsecured note bears interest at 7.25% per annum and monthly payments of $13,944 beginning July 1, 2006.  The note calls for payments of interest only for the first twelve months, interest and principal based on a sixty month amortization schedule for months 13 to 42 and a balloon payment of all remaining outstanding interest and principal at the end of month 42.

E.

To eliminate income and expenses related to the emergency oxygen service business sold to LifeSafe Services LLC.

F.

Payoff the debt pledged by the LifeSafe division totaling of $261,308, $93,953 to the former owner of LifeKit and $167,355 to the former owner of the Connecticut business.

G.

To record an additional reserve for not meeting the working capital requirement in the agreement.